                                                                    EXHIBIT 99.1

                                           Net Interest Margin Trust 1995-A
                                           August, 2000
                                           Payment: September 15, 2000

                                           7.25% SECURITIZED NET INTEREST
                                           MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                           Distribution Date: September 15, 2000

                                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                                               Original
--------------------------------------------                                                              ----------
1.  Amount Available                                                             2,163,901.32
                                                                            -----------------
    Pro rata Share of Excess from NIM 94-A                                       4,691,070.36
                                                                            -----------------
Interest

2.  Aggregate Interest                                                             371,330.88             1.20561974
                                                                            ----------------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                               371,330.88
                                                                            -----------------

Principal

6.  Current month's principal distribution                                       6,483,640.80            21.05078182
                                                                            ----------------------------------------

7.  Remaining outstanding principal balance                                     54,978,022.47           178.50007300
                                                                            ----------------------------------------
    Pool Factor                                                                    0.17850007
                                                                            -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                                281,919,732.59**
                                                                            -----------------

9.  Aggregate amount on deposit in Reserve Fund                                  7,500,000.00
                                                                            -----------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                              38,485.56
                                                                            -----------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                                3,002,326.41
                                                                            -----------------

12. Weighted average CPR                                                                9.94%
                                                                            -----------------

13. Weighted average CDR                                                                2.87%
                                                                            -----------------

14. Annualized net loss percentage                                                      1.65%
                                                                            -----------------

15. Delinquency              30-59 day                                                  1.73%
                                                                            -----------------
                             60-89 day                                                  0.67%
                                                                            -----------------
                             90+ day                                                    1.17%
                                                                            -----------------
                             Total 30+                                                  3.57%
                                                                            -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 8/15/00.

                                                Net Interest Margin Trust 1995-A
                                                August, 2000
                                                Payment: September 15, 2000




                                           Fee Assets
                            ----------------------------------------------
                                Guarantee       Inside         Fee Asset
                                   Fees          Refi            Total
                            ----------------------------------------------
GTFC 1994-5                     107,111.25     19,395.34       126,506.59
GTFC 1994-6                     157,207.66     30,261.31       187,468.97
GTFC 1994-7                     161,135.32     14,395.86       175,531.18
GTFC 1994-8                      39,045.99     21,355.00        60,400.99
GTFC 1995-1                           0.00     29,259.58        29,259.58
GTFC 1995-2                           0.00          0.00             0.00
GTFC 1995-3                     256,720.24     30,719.71       287,439.95
GTFC 1995-4                     225,349.45     38,097.77       263,447.22
GTFC 1995-5                           0.00          0.00             0.00
                            ----------------------------------------------
                                946,569.91    183,484.57     1,130,054.48

Total amount of Guarantee Fees and
     Inside Refinance Payments                               1,130,054.48
                                                         -----------------
Subordinated Servicing Fees                                    540,990.91
                                                         -----------------
Payment on Finance 1 Note                                    1,671,045.39
                                                         -----------------
Allocable to Interest (current)                                670,607.44
                                                         -----------------
Allocable to accrued but unpaid Interest                             0.00
                                                         -----------------
Accrued and unpaid Trustee Fees                                      0.00
                                                         -----------------
Allocable to Principal                                       1,000,437.95
                                                         -----------------
Finance 1 Note Principal Balance                           109,996,655.60
                                                         -----------------

                                                Net Interest Margin Trust 1995-A
                                                August, 2000
                                                Payment: September 15, 2000


                                              Inside
                               Residual        Refi         Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                   136,439.92     19,374.91    155,814.83
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                   293,669.80     43,371.30    337,041.10
                           -------------------------------------------
                              430,109.72     62,746.21    492,855.93

                           Total Residual and Inside
                               Refinance Payments         492,855.93